SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



FORM 8-K/A
Amendment No. 1

PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):  September 16, 1996




WALDEN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)



                            MARYLAND
                        (State of other
                          jurisdiction
                      of incorporation or
                         organization)
                            1-12592
                        (Commission file
                            number)
                           75-2506197
                        (I.R.S. Employer
                         Identification
                            Number)




                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
            (Address of principal executive offices)



                 Registrant's telephone number,
              including area code:  (972) 788-0510







                         Not Applicable
 (Former name or former address, if changed since last report)






                         EXPLANATORY NOTE

Walden Residential Properties, Inc., a Maryland corporation, hereby amends its Form 8-K dated September 16, 1996 and filed with the Securities and Exchange Commission October 1, 1996, as follows:

The EDGAR header noted as [ITEMS] should have been submitted as #2 -- Acquisition or disposition of assets, rather than #1 -- Changes in control of registrant.













































                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/ s /  Mark S. Dillinger                October 9, 1996

Mark S. Dillinger                            Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)